UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 3, 2007

AMALGAMATED ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

52260

(Commission File Number)

(IRS Employer Identification No.)

Room 1819 Mingyong Building, No.60 Xian Road, Shekekou District, Dalian, China 116021

(Address of principal executive offices and Zip Code)

+13909840703

Registrant's telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.	Unregistered Sales of Equity Securities

On December 3, 2007 the Registrant authorized the issuance of 10,000,000 shares of its common stock, $.0001 par value per share, to QMIS Finance Securities Ltd., a Delaware corporation (”QMIS”), for services rendered, valued at US$5,000,000. The services provided by QMIS includes financial consultancy services for movie project feasibility studies, mergers and acquisition advisory, marketing analysis, financial planning, share capital structure and IT integration of computer systems. The shares will be issued with restrictive legends pursuant to Rule 144. In closing the private placement with QMIS, the Registrant relied on the exemption from the registration requirements of the Securities Act of 1933 provided by Regulation S promulgated thereunder. QMIS is owned and controlled by Mr. Chin Yung Kong, a Malaysia citizen, residing and doing business in Singapore and China.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMALGAMATED ACQUISITION CORP.

/s/ Wang Xiao Peng

By: _____________________________________

Name: Wang Xiao Peng

Title: President, Secretary, Treasurer and Director

Date: December 3, 2007